UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 26, 2010

CINTAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code	(513) 459-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Cintas Corporation held its annual shareholders meeting on October 26, 2010, at which the following matters were submitted to a vote of shareholders:

Item No. 1:  Election of eight directors:

Name	Shares For	Shares Against	Broker Non-Votes
Gerald S. Adolph	132,414,289	1,053,685	7,217,605
Richard T. Farmer	131,471,301	1,999,469	7,217,605
Scott D. Farmer	132,079,460	1,389,974	7,217,605
James J. Johnson	131,912,823	1,557,787	7,217,605
Robert J. Kohlhepp	123,899,857	9,570,249	7,217,605
David C. Phillips	120,789,610	12,678,853	7,217,605
Joseph Scaminace	131,500,252	1,967,564	7,217,605
Ronald W. Tysoe	123,636,290	9,821,651	7,217,605

Item No. 2:  Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011.

For	Against	Abstain	Broker Non-Votes
139,775,830	802,554	156,734	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINTAS CORPORATION

Date: October 27, 2010	By:	/s/ William C. Gale
William C. Gale
Senior Vice President and Chief Financial Officer